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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 14, 2006
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                 Prudential Bancorp, Inc. of Pennsylvania
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           (Exact name of registrant as specified in its charter)



Pennsylvania                       000-51214                       68-0593604
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code (215) 755-1500
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                                 Not Applicable
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       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM     2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 14, 2006, Prudential Bancorp, Inc. of Pennsylvania (the "Company") reported its results of operations for the fourth quarter and fiscal year ended September 30, 2006.

         For additional information, reference is made to the Company's press release dated November 14, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM     9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Not applicable.

         (d)    The following exhibits are included with this Report:

                Exhibit No.        Description
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                99.1               Press  release  regarding  results of
                                   operations  and  financial  condition,
                                   dated November 14, 2006

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                           By:    /s/Joseph R. Corrato
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                           Name:  Joseph R. Corrato
                           Title: Executive Vice President and Chief
                                  Financial Officer

Date: November 14, 2006

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                                  EXHIBIT INDEX

        Exhibit No.        Description
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        99.1               Press release regarding results of operations and
                           financial condition, dated November 14, 2006